Fair Value Measurements	3 Months Ended
Mar. 31, 2022
Fair Value Disclosures [Abstract]
Fair Value Measurements
7.	FAIR VALUE MEASUREMENTS
The Company measures certain assets and liabilities at fair value on a recurring or non-recurring basis
in certain circumstances. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. To increase the comparability of fair value measures, the following hierarchy prioritizes the inputs to valuation methodologies used to measure fair value:
Level 1—Valuations based on quoted prices for identical assets and liabilities in active markets.
Level 2—Valuations based on observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.
Level 3—Valuations based on unobservable inputs reflecting the Company’s own assumptions, consistent with reasonably available assumptions made by other market participants. These valuations require significant judgment.
The Company uses observable market data when determining fair value whenever possible and relies on unobservable inputs only when observable market data is not available.
Recurring fair value measurements
The Public Warrants and the Private Placement Warrants are recognized as derivative liabilities in accordance with ASC 815. Accordingly, the Company recognizes the warrant instruments as liabilities at fair value and adjusts the instruments to fair value at each reporting period. The liabilities are subject to re-measurement
at each balance sheet date until exercised, and any change in fair value is recognized in the Company’s consolidated statements of operations. The initial and subsequent fair value estimates of the Public Warrants and Private Placement Warrants are based on the listed price in an active market for such warrants.
The Company has elected to measure its Secured Convertible Notes at fair value on a recurring basis because the Company believes it better reflects the underlying economics of the convertible notes, which contain multiple embedded derivative features. The fair value of the Company’s convertible notes payable is determined using a market approach based on observable market prices for similar securities when available. When observable market data is not available, the Company uses an as-converted
value plus risk put option model that includes certain unobservable inputs that may be significant to the fair value measurement such as probability of a financing event occurring (e.g., a SPAC merger or qualified financing), expected term, volatility and the negotiation discount. The fair value of the Secured Convertible Notes considers the minimum payoff at maturity of two times the face value of the note plus accrued interest, as well as the opportunity for appreciation if the value of the Company’s stock increases 60% or more relative to the pricing at the financing event (since the conversion price is set at 80% of the stock price at the financing event, a stock price appreciation of 60% would match the minimum payoff of two times the face value plus accrued interest). The fair value of the other Convertible Notes considers the minimum payoff at maturity of one times the face value of the note plus accrued interest, as well as the opportunity for appreciation if the value of the Company’s stock falls no more than 20% relative to the pricing at the financing event (since the conversion price is set at 80% of the stock price at the financing event, a stock price decline of 20% would match the minimum payoff of one times the face value plus accrued interest). Upon the closing of the Merger Agreement with XPDI in January 2022, the conversion price for the Convertible Notes became fixed at 80% of the financing price ($8.00 per share of common stock) and the holders now have the right to convert at any time until maturity.
The following presents the levels of the fair value hierarchy for the Company’s convertible notes by issuance date measured at fair value on a recurring basis as of March 31, 2022 and December 31, 2021 (in thousands):

	March 31, 2022
		Fair value hierarchy
	Principal	Level 1	Level 2	Level 3	Fair value
Derivative warrant liabilities:
Public Warrants	$—	$16,215	$—	$—	$16,215
Private Placement Warrants	—	—	11,781	—	11,781

Total derivative warrant liabilities	—	16,215	11,781	—	27,996

Convertible notes:
April 19, 2021 1	$92,813	$—	$—	$192,223	$192,223
April 21, 2021 1	5,214	—	—	10,796	10,796
April 23, 2021 1	46,928	—	—	97,128	97,128
April 26, 2021 1	79,256	—	—	163,959	163,959
August 20, 2021 2	51,362	—	—	76,264	76,264
September 10, 2021 2	16,354	—	—	24,200	24,200
September 23, 2021 2	77,202	—	—	113,994	113,994
September 24, 2021 2	60,923	—	—	89,943	89,943
September 27, 2021 2	2,004	—	—	2,957	2,957
October 1, 2021 2	87,966	—	—	129,718	129,718
November 10, 2021 2	9,971	—	—	14,698	14,698
Accrued PIK interest 1,2,3	—	—	—	7,851	7,851

Total convertible notes	529,993	—	—	923,731	923,731

Total liabilities measured at fair value on a recurring basis	$529,993	$16,215	$11,781	$923,731	$951,727

	December 31, 2021
		Fair value hierarchy
	Principal	Level 1	Level 2	Level 3	Fair value
Convertible notes:
April 19, 2021 1	$91,430	$—	$—	$101,078	$101,078
April 21, 2021 1	5,137	—	—	5,674	5,674
April 23, 2021 1	46,229	—	—	51,062	51,062
April 26, 2021 1	78,075	—	—	86,165	86,165
August 20, 2021 2	50,597	—	—	50,941	50,941
September 10, 2021 2	16,110	—	—	16,472	16,472
September 23, 2021 2	76,051	—	—	77,559	77,559
September 24, 2021 2	60,016	—	—	61,179	61,179
September 27, 2021 2	1,974	—	—	2,012	2,012
October 1, 2021 2	86,655	—	—	87,150	87,150
November 10, 2021 2	9,823	—	—	9,819	9,819
Accrued PIK interest 1,2,4	—	—	—	7,896	7,896

Total convertible notes	$522,097	$—	$—	$557,007	$557,007

1	Secured Convertible Notes (includes principal balance at issuance and PIK interest) which considers the minimum payoff at maturity of two times the face value of the note plus accrued interest.
2	Other Convertible Notes (other than the Secured Convertible notes) which considers the minimum payoff at maturity of one times the face value of the note plus accrued interest.
3	Represents PIK interest accrued as of March 31, 2022 which will be recorded as additional principal for each respective convertible note on April 1, 2022.
4	Represents PIK interest accrued as of December 31, 2021 which will be recorded as additional principal for each respective convertible note on January 1, 2022.
Level 3 Recurring Fair Value Measurements
The following presents a rollforward of the activity for the Company’s convertible notes measured at fair value on a recurring basis as of March 31, 2022 (in thousands):

Convertible Notes
Balance at December 31, 2021	$557,007
Issuances (including PIK principal recorded)	7,896
Settlements (including interest payments and PIK principal recorded)	(13,123)
Unrealized losses	371,951

Balance at March 31, 2022	$923,731

Securities are transferred from Level 2 to Level 3 when observable market prices for similar securities are no longer available and unobservable inputs becomes significant to the fair value measurement. All transfers into and out of level 3 are assumed to occur at the beginning of the quarterly reporting period in which they occur. As of March 31, 2022, Level 3 financial instruments included all the Convertible Notes as the effect of unobservable inputs became significant to the fair value measurement due to the time lapse between the issuance of the notes and the reporting date.
The following presents significant Level 3 unobservable inputs used to measure fair value of certain convertible notes March 31, 2022 (dollars in thousands):

	Fair value	Unobservable Input	Low	High	Weighted Average 1
Convertible Notes	$923,731	Expected term (years)	3.05	3.05	3.05
		Volatility	45.2%	45.2%	45.2%

1	Weighted average based on the fair value of convertible notes.
Expected term is an input into the risk put option model that measures the length of time the instrument is expected to be outstanding before it is exercised or terminated. An increase in expected term, in isolation, would generally result in an increase in the fair value measurement of the convertible notes.
Volatility is an input into the risk put option model that measures the variability in possible returns for the convertible notes based on how much the price of underlying shares change in value over time. An increase in volatility, in isolation, would generally result in an increase in the fair value measurement of the convertible notes.
The increase or decrease in the fair value of the convertible notes resulting from changes to the expected term or volatility assumptions are not interrelated.
The Company presents separately in other comprehensive income (loss) the portion of the total change in the fair value of the convertible notes that resulted from a change in the instrument-specific credit risk on the convertible notes. The amount of change in the fair value attributable to instrument-specific credit risk is determined by comparing the amount of the total change in fair value to the amount of change in fair value that would have occurred if the Company’s credit risk had not changed during the period as reflected in the discount rates applied to the debt and risk put option.
Nonrecurring fair value measurements
The
Company’s non-financial assets,
including digital assets, property, plant and equipment, goodwill, and intangible assets are measured at estimated fair value on a nonrecurring basis. These assets are adjusted to fair value only when an impairment is recognized, or the underlying asset is held for sale. Refer to the discussion of digital assets below for more information regarding fair value considerations when measuring the impairment of digital assets held.
The Company classifies digital assets primarily as Level 1. The Company’s digital assets are accounted for as intangible assets with indefinite useful lives. The Company initially recognizes digital assets that are received as digital asset mining income based on the fair value of the digital assets. Digital assets that are purchased in an exchange of one digital asset for another digital asset are recognized at the fair value of the asset surrendered or at the fair value of the asset received if more readily apparent. Impairment exists when the carrying amount exceeds its fair value, which is measured using the quoted price of the digital asset at the time its fair value is being measured, which is measured on a daily basis. To the extent that an impairment loss is recognized, the loss establishes the new cost basis of the digital asset. In the three months ended March 31, 2022 and 2021, the Company recognized impairments of digital assets of $54.0 million and a nominal amount, respectively. For the three months ended March 31, 2022 and 2021, the Company recognized net gains of $2.2 million and a nominal amount, respectively, on sales of digital assets. Digital assets are available for use, if needed, for current operations and are classified as current assets on the Consolidated Balance Sheets, the details of which are presented below.

	March 31 2022	December 31 2021
Bitcoin (BTC)	$307,172	$224,843
Ethereum (ETH)	6,474	4,665
Polygon (MATIC)	1,586	1,085
Siacoin (SC)	765	803
Dai (DAI)	8	1,353
Other	318	1,549

Total digital assets	$316,323	$234,298

The Company does not have any
off-balance
sheet holdings of digital assets.
No non-financial assets
were classified as Level 3 as of March 31, 2022 or December 31, 2021.
Fair value of financial instruments
The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable, net, accounts payable, notes payable and certain accrued expenses and other liabilities. The carrying amount of these financial instruments, other than notes payable discussed below, approximates fair value due to the short-term nature of these instruments.
The fair value of the Company’s notes payable (excluding the Convertible Notes carried at fair value described above), which are carried at amortized cost, was determined based on a discounted cash flow approach using market interest rates of instruments with similar terms and maturities and an estimate for our standalone credit risk. We classified the other notes payable as Level 3 financial instruments due to the considerable judgment required to develop assumptions of the Company’s standalone credit risk and the significance of those assumptions to the fair value measurement. The estimated fair value of the Company’s other notes payable, including both the current and noncurrent portion, was $238.6 million at March 31, 2022 and $184.7 million at December 31, 2021. The carrying values of the notes payable, including both the current and noncurrent portion, was
$238.9
 million and $171.2 million at March 31, 2022 and December 31, 2021, respectively.